Securities, 424I - Securities, 424I: 1	Dec. 19, 2024 USD ($)
Securities, 424I Table
Security Class Title	SPDR Gold MiniShares
Aggregate Sales Price	$ 2,372,158,720.68
Aggregate Redeemed or Repurchased, FY	1,451,537,737.67
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 920,620,983.01
Fee Rate	0.01531%
Amount of Registration Fee	$ 140,947.07